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                                                                    Exhibit 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS


     We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated March 17, 2000, relating to the financial statements of Edgewater Technology, Inc., which appears in the Form 10-K, filed on January 28, 2000.



/s/ Arthur Andersen, LLP
------------------------
Little Rock, Arkansas
November 28, 2000